UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015 (January 21, 2015)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number, including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)	On January 21, 2015, Texas Capital Bancshares, Inc. issued a press release (the “Release”) and made a concurrent public presentation by conference call regarding its operating and financial results for its fiscal quarter and year ended December 31, 2014. A copy of Release is attached hereto as Exhibit 99.1. A copy of the presentation discussed on the conference call is attached hereto as Exhibit 99.2. A transcript of the conference call is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated January 21, 2015, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter and year ended December 31, 2014

99.2	Presentation given January 21, 2015 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter and year ended December 31, 2014

99.3	Transcript from conference call discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter and year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2015	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated January 21, 2015, of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter and year ended December 31, 2014

99.2	Presentation given January 21, 2015 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter and year ended December 31, 2014

99.3	Transcript from conference call held on January 21, 2015 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter and year ended December 31, 2014